UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Roth CH Acquisition Co.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Roth CH Acquisition Co.
2340 Collins Avenue, Suite 402
Miami Beach, FL 33141

(949) 720-7133

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF
ROTH CH ACQUISITION CO.

Dear Shareholders of Roth CH Acquisition Co.:

You are cordially invited to attend (in person or by proxy) the extraordinary general meeting of, a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), to be held on December 15, 2023 at 9:30 a.m., Eastern time, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001 (the “general meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and the general meeting will be available to attend via teleconference. For the purposes of the articles of association of the Company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001. You will also be able to attend the general meeting via teleconference, vote, and submit your questions during the general meeting using the following dial-in information:

Telephone access:
Within the U.S.:
1-877-853-5257 (toll-free)
International numbers available: https://loeb.zoom.us/u/ajMvcTUE6
Meeting ID: 3973798432

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. The accompanying proxy statement is dated November 30, 2023, and is first being mailed to shareholders of the Company on or about November 30, 2023.

Even if you are planning on attending the general meeting telephonically, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy. It is strongly recommended that you complete and return your proxy card before the general meeting date to ensure that your shares will be represented at the general meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the general meeting.

The general meeting is being held to consider and vote upon the following proposals:

1.	Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (as amended, the “Articles of Association”) to reduce the required deposit (the “Monthly Deposit”) into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) in connection with the 10 remaining monthly extensions permitted under the Articles of Association beginning on December 29, 2023 from $60,000 per month to the lesser of (a) $0.02 per share subject to redemption (the “Public Shares”) or (b) $30,000 (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — Trust Agreement Amendment Proposal — A proposal, to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share (together, the “Ordinary Shares”), voting together as a single class, to amend the Company’s investment management trust agreement, dated as of October 26, 2021, (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to reduce the Monthly Deposit in connection with the 10 remaining monthly extensions permitted under the Articles of Association from $60,000 per month to the lesser of (a) $0.02 per Public Shares or (b) $30,000 (the “Trust Agreement Amendment Proposal”);

3.	Proposal No. 3 — The Net Tangible Assets Proposal — A proposal, by special resolution, to amend the Company’s Articles of Association in the form set forth in Annex C of the accompanying proxy statement, to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Amendment Proposal”); and

4.	Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals or as otherwise determined by the Chairman of the general meeting in his sole and absolute discretion to be necessary.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The approval of each of the Extension Amendment Proposal and the NTA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. As of the date of this proxy statement, our directors and executive officers have indicated their intention to vote in favor of each of the proposals being presented to shareholders at the Extraordinary General Meeting. The Ordinary Shares held by the directors and executive officers represent approximately 47.0% of the Company’s outstanding Ordinary Shares.

Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

The board has fixed the close of business on November 24, 2023, as the record date for the general meeting (the “record date”). Only shareholders of record on November 24, 2023 are entitled to notice of and to vote at the general meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

All of our shareholders are cordially invited to attend, vote, and submit your questions during the general meeting at the offices of Loeb & Loeb LLP, located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001 or via teleconference, using the following dial-in information:

Telephone access:
Within the U.S.:
1 877-853-5257 (toll-free)

International numbers available: https://loeb.zoom.us/u/ajMvcTUE

Meeting ID: 3973798432

To ensure your representation at the general meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the general meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of ordinary shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of General Meeting for a more complete statement of matters to be considered at the general meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 206-870-8565, or by emailing KSmith@advantageproxy.com.

On behalf of the board, we would like to thank you for your support of Roth CH Acquisition Co..

By Order of the Board,

/s/ Byron Roth
Byron Roth
Co-Chief Executive Officer and Co-Chairman of the Board November 30, 2023

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

IMPORTANT

Whether or not you expect to attend the general meeting, you are respectfully requested by the board of the Company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the general meeting.

This proxy statement is dated November 30, 2023
and is first being mailed to our shareholders with the form of proxy on or about November 30, 2023.

ROTH CH ACQUISITION CO.
2340 Collins Avenue, Suite 402
Miami Beach, FL 33141

(949) 720-7133

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON DECEMBER 15, 2023

Dear Shareholders of Roth CH Acquisition Co.:

NOTICE IS HEREBY GIVEN that the extraordinary general meeting in lieu of the annual general meeting of Roth CH Acquisition Co., a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), will be held on December 15, 2023, at 9:30 a.m., Eastern time, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001 (the “general meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned and the general meeting will be available to attend via teleconference. For the purposes of the articles of association of the Company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)

International numbers available: https://loeb.zoom.us/u/ajMvcTUE
Meeting ID: 3973798432

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting.

The general meeting will be held to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (as amended, the “Articles of Association”) to reduce the required deposit (the “Monthly Deposit”) into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) in connection with the 10 remaining monthly extensions permitted under the Articles of Association beginning on December 29, 2023 from $60,000 per month to the lesser of (a) $0.02 per share subject to redemption (the “Public Shares”) or (b) $30,000 (the “Extension Amendment Proposal”);

2.

Proposal No. 2 — The Trust Agreement Amendment Proposal — A proposal, to approve by the affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share (together, the “Ordinary Shares”), voting together as a single class, to amend the Company’s investment management trust agreement, dated as of October 26, 2021, (as amended, the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to reduce the Monthly Deposit in connection with the 10 remaining monthly extensions permitted under the Articles of Association from $60,000 per month to the lesser of (a) $0.02 per Public Shares or (b) $30,000 (the “Trust Agreement Amendment Proposal”);

3.	Proposal No. 3 — The NTA Amendment Proposal — A proposal, by special resolution, to amend the Company’s Articles of Association in the form set forth in Annex C of the accompanying proxy statement, to remove the net tangible asset requirement from the Articles of Association in order to expand the methods that the Company may employ so as not to become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Amendment Proposal”); and

4.	Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the name proposals or as otherwise deemed necessary by the Chairman of the general meeting (the “adjournment proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

Approval of each of the Extension Amendment Proposal and the NTA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the Class A ordinary shares, par value of $0.0001 per share (the “Class A ordinary shares”)and the Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B ordinary shares,” and together with the Class A ordinary shares, the “Ordinary Shares”), who, being present and entitled to vote at the general meeting, vote at the general meeting.

Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class.

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

Only shareholders of record of the Company as of the close of business on November 24, 2023 (the “record date”) are entitled to notice of, and to vote at, the general meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. On the record date, there were 7,869,236 ordinary shares issued and outstanding, including (i) 7,794,236 Class A ordinary shares and (ii) 75,000 Class B ordinary shares. The Company’s warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the general meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the general meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the general meeting date to ensure that your shares will be represented at the general meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, our proxy solicitor, by calling 877-870-8565, or banks and brokers can call collect at 206-870-8565, or by emailing KSmith@advantageproxy.com.

By Order of the Board,

/s/ Byron Roth
Byron Roth
Co-Chairman of the Board November 30, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON DECEMBER 15, 2023

This Notice of General Meeting and Proxy Statement, are available at www.sec.gov.

i

ROTH CH ACQUISITION CO.
PROXY STATEMENT

FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 9:30 a.m., Eastern time, on December 15, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “board”) for use at the extraordinary general meeting of Roth CH Acquisition Co., a Cayman Islands exempted company (the “Company”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “general meeting”). The general meeting will be held on December 15, 2023 at 9:30 a.m., Eastern time, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001 (the “General Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned and the general meeting will be available to attend via teleconference. For the purposes of the articles of association of the Company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)

International numbers available: https://loeb.zoom.us/u/ajMvcTUE
Meeting ID: 3973798432

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting.

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s “initial business combination” (as defined below) and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or state that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

●	our being a company with no operating history and no operating revenues;

●	our ability to select an appropriate target business or businesses;

●	our ability to complete our initial business combination;

●	our expectations around the performance of a prospective target business or businesses;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our directors and officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our pool of prospective target businesses in the technology industry and the effects on these sectors of broader economic trends, including the effects of COVID -19;

●	Our search for a business combination, and any target business with which we ultimately consummate a business combination, may be materially adversely affected by the geopolitical conditions resulting from the recent invasion of Ukraine by Russia and subsequent sanctions against Russia, Belarus and related individuals and entities and the status of debt and equity markets, as well as protectionist legislation in our target markets

●	changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations;

●	the ability of our directors and officers to generate a number of potential business combination opportunities;

●	our ability to consummate an initial business combination due to the uncertainty resulting from COVID-19;

●	the ability of our directors and officers to generate potential business combination opportunities;

●	our public securities’ potential liquidity and trading;

●	the use of proceeds not held in the trust account (as defined below) or available to us from interest income on the trust account balance;

●	the trust account not being subject to claims of third parties;

●	our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern,” since we will cease all operations except for the purpose of liquidating if we are unable to complete an initial business combination by the extended date; and

●	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our annual report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April 4, 2023 and amended on April 14, 2023 and our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2023, August 18, 2023 and November 9, 2023, respectively, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing an initial business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete an initial business combination.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate and dissolve the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we liquidated the securities held in the trust account and instead hold all funds in the trust account in cash. As a result, following such liquidation, we will likely maintain the remaining amount in its trust account in an interest bearing demand deposit account at a bank.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other matters, to the circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the IPO Registration Statement. The Company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of our IPO Registration Statement, and did not complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate and dissolve the Company.

If we are required to liquidate and dissolve the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely maintain the remaining amount in its trust account in an interest bearing demand deposit account at a bank.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate an initial business combination with such target.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated. U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs which do not have similar ownership issues. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $___ per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We are not in compliance with the continued listing standards of the Nasdaq Global Market and there can be no assurance we will achieve compliance.

On October 16, 2023, we received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company was not in compliance with Listing Rule 5450(a)(2), which requires the Company to have at least 400 shareholders for continued listing on the Nasdaq Global Market (the “Minimum Total Holders Rule”). The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on the Nasdaq Global Market.

The Notice states that the Company has 45 calendar days to submit a plan to regain compliance with the Minimum Total Holders Rule. The Company intends to submit a plan to regain compliance with the Minimum Total Holders Rule within the required timeframe. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the Notice to evidence compliance with the Minimum Total Holders Rule. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

While the Company believes it can submit a plan that will result in an extension, there can be no assurance that such plan will be accepted or, if accepted, that an initial Business Combination can be completed prior to the expiration of the 180 day period.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR
EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the general meeting to be held in person or via teleconference on December __, 2023 or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the general meeting.

What is being voted on?

You are being asked to vote on the following proposals:

1.

Proposal No. 1 — A proposal to amend the Company’ Articles of Association to reduce the required Monthly Deposit in connection with the 10 remaining monthly extensions permitted under the Articles of Association beginning on December 29, 2023 from $60,000 per month to the lesser of (a) $0.02 per Public Share subject to redemption or (b) $30,000;

2.	Proposal No. 2 — A proposal to amend the Trust Agreement to reduce the required Monthly Deposit in connection with the 10 remaining monthly extensions permitted;

3.	Proposal No. 3 — A proposal to amend the Company’s Articles of Association to eliminate the provisions that would limit the Company’s ability to redeem Public Shares if it did not have net tangible assets of at least $5,000,001; and

4.	Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the name proposals or as otherwise deemed necessary by the Chairman of the general meeting (the “adjournment proposal”).

You are not being asked to vote on an initial business combination at this time.

Why is the Company proposing the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

While the Company’s Articles of Association were amended in June 2023 to permit extensions of the deadline by which the Company must complete its initial business combination to October 29, 2024, in order to do so, the Company must deposit into trust $60,000 for each one-month extension. The Company is seeking to reduce this expense to the lesser of (a) $0.02 per Public Share outstanding or (b) $30,000 so as to limit its working capital needs. In order to reduce this Monthly Deposit, shareholders must also approve an amendment to the Trust Agreement.

Why is the Company proposing the NTA Amendment Proposal?

Historically, SPACs have included provisions in their governing documents that limited redemptions if the SPAC would not have net tangible assets of at least $5,000,001 after the redemptions in order to ensure that through the consummation of its initial business combination, the Company would not be considered a “penny stock”. We believe that we can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on our net tangible assets. If the NTA Amendment Proposal is not approved and there are significant requests for redemptions such that the NTA Requirement would not be satisfied, the NTA Requirement would prevent the Company from being able to consummate a business combination even if all other conditions to closing are met. While we do not believe this failure to satisfy the NTA Requirement subjects us to the SEC’s penny stock rules, as the NTA Requirement is included in our Articles of Association, if the NTA Amendment Proposal is not approved, we may not be able to consummate our initial business combination.

Why is the Company proposing the adjournment proposal?

The Company is proposing the adjournment proposal to provide flexibility to adjourn the meeting to give the Company more time to seek approval of the proposals, if necessary. If the adjournment proposal is not approved, the Company will not have the ability to adjourn the meeting to a later date for the purpose of soliciting additional proxies.

Can I attend the General Meeting?

The general meeting will be held on December 15, 2023 at 9:30 a.m., Eastern time, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001 (the “general meeting”), or at such other time, on such other date and at such other place that the meeting may be postponed or adjourned and the general meeting will be available to attend via teleconference. For the purposes of the articles of association of the Company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)

International numbers available: https://loeb.zoom.us/u/ajMvcTUE
Meeting ID: 3973798432

The general meeting will comply with the meeting rules of conduct which will be available at the meeting. We encourage you to access the general meeting teleconference prior to the start time. Check-in will begin fifteen minutes prior to the start time of the general meeting, and you should allow ample time for the check-in procedures. Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

How do the Company insiders intend to vote their shares?

The Company’s directors and officers collectively have the right to vote 47.0% of the Company’s issued and outstanding ordinary shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the general meeting.

What vote is required to approve the Extension Amendment Proposal and the NTA Amendment Proposal?

Approval of the Extension Amendment Proposal and the NTA Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting.

What vote is required to approve the Trust Agreement Amendment Proposal?

Approval of the Trust Agreement Amendment requires the affirmative vote of at least 65% of the issued and outstanding Ordinary Shares voting as a single class.

What vote is required to approve the adjournment proposal?

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting.

What if I want to vote against or do not want to vote for the proposal?

If you do not want a proposal to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

We believe that the proposals are all a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Where will I be able to find the voting results of the General Meeting?

We will announce preliminary voting results at the general meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the general meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the general meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Am I entitled to exercise redemption rights in connection with the vote on any of these Proposals?

Yes. Holders of Public Shares are entitled to redemption rights in connection with the vote on Proposals 1 and 3 if the Proposals are implemented. Please see “The Extraordinary General Meeting – Redemption Rights” for a description of the procedures that must be followed in order to exercise redemption rights.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s secretary at 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141, so that it is received by the Company’s secretary prior to the vote at the general meeting (which is scheduled to take place on December 15, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the general meeting, or by attending the general meeting, revoking their proxy and voting in person. Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposal. A shareholder’s failure to vote by proxy or to vote in person or via teleconference at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that the proposals are all a “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

What is a quorum?

A quorum is the minimum number of shares required to be present at the general meeting for the general meeting to be properly held under our Articles of Association and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the general meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Who can vote at the General Meeting?

Holders of ordinary shares as of the close of business on November 24, 2023 (the “record date”), are entitled to vote at the general meeting. On the record date, there were 7,869,236 ordinary shares issued and outstanding, including (i) 7,794,236 Class A ordinary shares and (ii) 75,000 Class B ordinary shares. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the general meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The directors and executive officers of the Company collectively own 63,196 of our issued and outstanding Class B ordinary shares and 3,633,788 Class A ordinary shares, constituting 47.0% of our issued and outstanding ordinary shares in the aggregate.

Registered Shareholders.

If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the general meeting.

“Street Name” Shareholders.

If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your ordinary shares at the general meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the board recommend voting for the approval of the proposals?

Yes, the board has determined that the proposals are in the best interests of the Company and its shareholders. The board recommends that the Company’s shareholders vote “FOR” the proposals.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor our Articles of Association provides for dissenters’ rights for dissenting shareholders in connection with the proposal to be voted upon at the general meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the Company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with the proposal to be voted upon at the general meeting.

Is the Company subject to the Investment Company Act of 1940?

The Company completed its IPO in October 2021. As a blank check Company, the efforts of the Company’s board of directors and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other matters, to the circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria.

To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its initial public offering (“IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. Since we have not entered into a definitive business combination agreement within 18 months after the effective date of our IPO Registration Statement, and if we do not complete our initial business combination within 24 months of such date it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate and dissolve the company. If we are required to liquidate and dissolve the company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), on or prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely maintain the remaining amount in its trust account in an interest bearing demand deposit account at a bank. In addition, even prior to the 24-month anniversary of the effective date of our IPO Registration Statement, we may be deemed to be an investment company.

If you are a holder of record of ordinary shares on the record date for the general meeting, you may vote in person or by teleconference attendance at the general meeting or by submitting a proxy for the general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote at the general meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you wish to attend the general meeting via teleconference or in person you should contact Continental no later than September 1, 2023 to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our board is soliciting proxies for use at the general meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the general meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the general meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our annual report, and our subsequent Quarterly Reports on Form 10-Q, you should contact Advantage Proxy at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Toll Free: 877-870-8565

Collect: 206-870-8565

You may obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the General Meeting

The general meeting will be held on December 15, 2023 at 9:30 a.m., Eastern time, at the offices of Loeb & Loeb LLP, located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001 (the “general meeting”), or at such other time, on such other date and at such other place that the meeting may be postponed or adjourned and the general meeting will be available to attend via teleconference. For the purposes of the articles of association of the Company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference by using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-853-5257 (toll-free)

International numbers available: https://loeb.zoom.us/u/ajMvcTUE
Meeting ID: 3973798432

Shareholders are encouraged to attend the meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting.

At the general meeting, you will be asked to consider and vote upon a proposal to:

1.

Proposal No. 1 — A proposal to amend the Company’ Articles of Association to reduce the required Monthly Deposit in connection with the 10 remaining monthly extensions permitted under the Articles of Association beginning on December 29, 2023 from $60,000 per month to the lesser of (a) $0.02 per Public Share subject to redemption or (b) $30,000 (the “Extension Amendment Proposal”);

2.	Proposal No. 2 — A proposal to amend the Trust Agreement to reduce the required Monthly Deposit in connection with the 10 remaining monthly extensions permitted (the “Trust Agreement Proposal”);

3.	Proposal No. 3 — A proposal to amend the Company’s Articles of Association to eliminate the provisions that would limit the Company’s ability to redeem Public Shares if it did not have net tangible assets of at least $5,000,001 (the “NTA Amendment Proposal”); and

4.	Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals or as otherwise deemed necessary by the Chairman of the general meeting (the “Adjournment Proposal”).

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on November 24, 2023 are entitled to notice of, and to vote at, the general meeting or any adjournment or postponement thereof. Each of the ordinary shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 7,869,236 ordinary shares issued and outstanding, including (i) 7,794,236 Class A ordinary shares and (ii) 75,000 Class B ordinary shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the general meeting for the general meeting to be properly held under our Articles of Association and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the general meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters. We believe that all of the proposals are a “non-discretionary” matter.

Vote Required

Approval of the Extension Amendment Proposal and the NTA Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.

If you do not want the proposal to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Voting

You can vote your shares at the general meeting by proxy or by attending the general meeting via teleconference. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one or more individuals who will be at the general meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the general meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Byron Roth and John Lipman, or the Chairperson of the general meeting to act as your proxy at the general meeting. One of the aforementioned individuals will then vote your shares at the general meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the general meeting.

Alternatively, you can vote your shares by attending the general meeting via teleconference.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the general meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the general meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe all of the proposals constitute “non-discretionary” matters.

Proxies

Our board is asking for your proxy. Giving our board your proxy means you authorize it to vote your shares at the general meeting in the manner you direct. You may vote for or against the proposal or you may abstain from voting. All valid proxies received prior to the general meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will have no effect on the proposal described herein and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the general meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy at 877-870-8565, or banks and brokers can call collect at 206-870-8565 or by sending a letter to Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, or by emailing KSmith@advantageproxy.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s secretary at 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141, so that it is received by the Company’s secretary prior to the vote at the general meeting (which is scheduled to take place on December 15, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s secretary, which must be received by the Company’s secretary prior to the vote at the general meeting or by attending the general meeting, revoking their proxy and voting in person. Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the General Meeting

The general meeting will be held in person or by proxy at 9:30 a.m., Eastern time, on December 15, 2023 at the offices of Loeb & Loeb LLP, located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001, or via teleconference by using the following dial-in information:

Telephone access:
Within the U.S.:
1 877-853-5257 (toll-free)

International numbers available: https://loeb.zoom.us/u/ajMvcTUE
Meeting ID: 3973798432

While shareholders are encouraged to attend the meeting via teleconference, you will be permitted to attend the general meeting in person at the offices of Loeb & Loeb LLP, located at 901 New York Avenue NW; Suite 300 East; Washington, DC 20001 only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

Our board is soliciting proxies for use at the general meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the general meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Advantage Proxy at:

Advantage Proxy, Inc.
P.O. Box 10904

Yakima, WA 98909
Toll Free: 877-870-8565
Collect: 206-870-8565

If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Redemption Rights

In connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the NTA Amendment Proposal, and contingent upon the effectiveness of the implementation of these Proposals, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated October 26, 2021, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, unless Proposal No. 3 is approved by shareholders as well, pursuant to the Articles of Association, the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Pursuant to our Articles of Association, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated, provided that a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that the Company redeem all or a portion of your Public Shares for cash; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on December 13, 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, and regardless of whether they hold Public Shares on the Record Date. If the Extension is not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of the Company’s transfer agent is listed under the question “Who can help answer my questions?” above. The Company requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to the Company’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and the Company’s transfer agent will need to act to facilitate the request. It is the Company’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because the Company does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the Company’s consent, until a vote is taken with respect to the Extension, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

As of November 24, 2023, the amount in trust was approximately $23,068,637, which was approximately $10.8854 per share. Shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Subject to applicable securities laws (including with respect to material nonpublic information), the Company or its directors or executive officers or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements. In the event that the directors or executive officers or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.8854 per share, based on the amounts held in the Trust Account as of November 24, 2023; (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Amendment Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension Amendment, the Trust Agreement Proposal and the NTA Amendment Proposal will be approved; (iv) the identities of the securityholders who sold to the Initial Stockholders or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem. If such transactions are effected, the consequence could be to cause the Extension Amendment, the Trust Agreement Amendment and the NTA Amendment proposals to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for Extension Amendment proposal, the Trust Agreement Amendment and the NTA Amendment proposals at the general meeting. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the directors and executive officers or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Amendment proposal, the Trust Agreement Amendment or the NTA Requirement Amendment proposal.

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor our Articles of Association provide for appraisal or other similar rights for dissenting shareholders in connection with the proposal to be voted upon at the general meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the Company is a constituent company, which is not the case with any of the proposals.

Warrant holders do not have appraisal rights in connection with the proposal to be voted upon at the general meeting.

Shareholder Proposals

No business may be transacted at an annual general meeting, including an extraordinary general meeting in lieu of an annual general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Articles of Association.

Other Business

The board does not know of any other matters to be presented at the general meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of General Meeting and with respect to any other matters that may properly come before the general meeting. If any additional matters are properly presented at the general meeting, or at any adjournments or postponements of the general meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our board with respect to any such matters. We expect that the Class A ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141. Our telephone number is (949) 720-7133.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Background

The Company is a blank check company incorporated under the laws of the Cayman Islands on April 20, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. On October 29, 2021, the Company consummated its IPO of 23,000,000 units (the “Units”). Each Unit consisted of one Class A ordinary share and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one Ordinary Share at $11.50 per share beginning 30 days after the completion of an initial business combination (“Public Warrant”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement of an aggregate of 10,750,000 warrants (the “Private Placement Warrants”) issued to TKB Sponsor I, LLC at a price of $1.00 per warrant, generating total proceeds of $10,750,000. Each Private Placement Warrant is exercisable for one Ordinary Share beginning 30 days after the completion of a business combination. Upon completion of the IPO, A total of $234,600,000 of the net proceeds from the Company’s IPO and sale of the Private Placement Warrants were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Articles of Association provides for the return of the IPO proceeds held in trust to the holders of public shares sold in the IPO if there is no qualifying business combination(s) consummated on or before January 29, 2023. The Company was unable to complete a qualifying business combination by January 29, 2023, the initial liquidation date set forth in its Articles of Association, and on January 27, 2023, the Company held an extraordinary general meeting at which the Company’s shareholders approved an amendment to the Articles of Association to provide that the Company would have until June 29, 2023 to complete a business combination.

On June 28, 2023, the Company held a subsequent extraordinary general meeting at which time shareholders approved a further amendment to extend the deadline by which a business combination may be consummated monthly up to 16 times, from June 29, 2023 up to October 29, 2024 (i.e., for a period of time ending up to 36 months after the consummation of its IPO). Each such monthly extension requires a Monthly Deposit of $60,000 into the Trust Account. As of the date of this proxy statement, the business combination deadline has been extended to December 29, 2023. The Company is seeking a reduction in the Required Deposit to the lesser of (a) $0.02 per share and (b) $30,000 so as to reduce the Company’s working capital needs while it seeks a target for a Business Combination.

Vote Required for Approval

Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares, who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

All of the Company’s directors and officers are expected to vote all ordinary shares owned by them in favor of the Extension Amendment Proposal. On the record date, the sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 3,696,984 ordinary shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of the ordinary shares and their respective ownership thereof.

Full Text of Resolution

“It is resolved as a special resolution, that Article 49.7 of the Articles of Association of the Company currently in effect be amended to (i) reduce the required deposit into the trust account with each extension from $60,000 to the lesser of (a) $0.02 per Public Share and (b) $30,000; and (ii) include the other amendments set out in this proxy statement.”

Recommendation

As discussed above, after careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable the adoption of the Extension Amendment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION

AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would amend our Trust Agreement to allow the Company to reduce the required Monthly Deposit for each one-month extension from $60,000 to the lesser of (a) $0.02 per share and (b) $30,000. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to give the Company the right to reduce the required Monthly Deposit for the 10 remaining potential monthly extensions.

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are required in order to implement the reduction in the Monthly Deposit. In addition, unless Proposal No. 3 hereto is approved by shareholders, pursuant to the Articles of Association, the Company may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company may determine not to make a monthly extension.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, we will be required to continue to pay the required Monthly Deposit for each month that the Board determines to extend the term. If the Company does not do so, it would be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our Warrants will expire worthless.

The Initial Shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Agreement Amendment Is Approved

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete a Business Combination by the Termination Date or the Extended Date.

Required Vote

Subject to the foregoing, approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of the holders of at least 65% of the issued and outstanding Ordinary Shares, voting together as a single class. Failure to vote in person or by proxy at the Extraordinary General Meeting, will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal. Abstentions and broker non-votes will count as a vote “AGAINST” the Trust Agreement Amendment Proposal because an absolute percentage of affirmative votes is required to approve the proposal, regardless of the number of votes cast.

On the Record Date, the Initial Shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 3,696,984 Founder Shares held by the officers and directors of the Company, representing approximately 47.0% of the Company’s issued and outstanding Ordinary Shares.

Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of the Company - Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 3 — THE NTA REQUIREMENT AMENDMENT PROPOSAL

Overview

This is a proposal to amend, by special resolution, the Articles of Association to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (as defined below). All shareholders are encouraged to read the proposed NTA requirement amendment proposal in its entirety for a more complete description of its terms. The text of the proposed special resolution is set forth below.

The NTA Requirement

Articles 49.2(b), 49.4 and 49.5 of the Articles of Association currently provide that the Company shall not repurchase public shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001. We refer to this as the “Redemption Limitation.”

The purpose of this article was to ensure that, the Company would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”).

The Company is proposing to amend its Articles of Association to remove the NTA Requirement in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Stock Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the Company’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, the Company included Articles 49.2(b), 49.4 and 49.5 in its Articles of Association in order to ensure that through the consummation of its initial business combination the Company would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on The Nasdaq Stock Market and have been so listed since the consummation of the IPO. The Company believes that The Nasdaq Stock Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as the Company meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment

Shareholders are being asked to adopt the NTA requirement amendment proposal which, in the judgment of the Board, may facilitate the extension and the consummation of an initial business combination. The Articles of Association limits the Company’s ability to consummate an initial business combination, or to redeem public shares in connection with the extension or an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the public shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such public shares failed to be listed on an approved national securities exchange. If the NTA requirement amendment proposal is not approved and there are significant requests for redemption in connection with the extension such that following such redemptions, the Company’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the Articles of Association would prevent the Company from being able to implement the extension. If that were to occur, the Company would be forced to liquidate on the extended date.

Additionally, if the NTA requirement amendment proposal is not approved and there are significant requests for redemption in connection with consummation of an initial business combination, the Redemption Limitation in the Articles of Association would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

Vote Required for Approval

The approval of the NTA requirement amendment proposal requires a special resolution under the laws of the Cayman Islands, being a resolution passed by a majority of not less than two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares, present in person or represented by proxy and entitled to vote thereon and who vote at the general meeting. Failure to vote by proxy or to vote oneself at the general meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the extension proposal.

As of the date of this proxy statement, the initial shareholders have agreed to vote any Ordinary Shares owned by them in favor of the NTA requirement amendment proposal. As of the date hereof, the initial shareholders own approximately 47.0% of the issued and outstanding ordinary shares and have not purchased any public shares, but may do so at any time.

Full Text of Resolutions

RESOLVED, as a special resolution, that, Article 49.2(b) of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases”.

RESOLVED, as a special resolution, that, Article 49.4 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, such Business Combination”.

RESOLVED, as a special resolution, that, Article 49.5 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE COMPANY SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NTA AMENDMENT PROPOSAL.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

Overview

The adjournment proposal, if adopted, will allow our board to adjourn the general meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 1-3.

Consequences if the Adjournment Proposal is Not Approved

If the adjournment proposal is not approved by our shareholders, our board may not be able to adjourn the general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals.

Vote Required for Approval

Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that all of the proposals constitute “non-discretionary” matters, and therefore, there will not be any broker non-votes at the general meeting.

Full Text of Resolution

RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting, if necessary, to permit further solicitation and vote of proxies or as otherwise deemed necessary by the Chairman of the general meeting be confirmed, ratified and approved in all respects.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our board has determined that the adjournment proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the proposals, our board will approve and declare advisable adoption of the adjournment proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR” THE

ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of November 24, 2023 with respect to our ordinary shares held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 7,869,236 ordinary shares outstanding as of November 24, 2023 including 7,794,236 Class A ordinary shares and 75,000 Class B ordinary shares. Voting power represents the combined voting power of ordinary shares owned beneficially by such person. On all matters to be voted upon, the holders of the ordinary shares vote together as a single class. The table below does not include any ordinary shares underlying our outstanding warrants because such securities are not exercisable within 60 days of November 24, 2023.

In preparing the following table, we relied upon statements filed with the SEC by beneficial owners of more than 5% of our outstanding ordinary shares pursuant to Section 13(d), 13(g) and Section 16 of the Exchange Act, unless we knew or had reason to believe that the information contained in such statements was not complete or accurate, in which case we relied upon information which we considered to be accurate and complete. Due to shareholder redemptions related to the June 28, 2023 general meeting to approve an extension of time in order to complete the Company’s business combination, the Company has reason to believe that all information filed with the SEC as of the most recent practicable date by beneficial owners of more than 5% of our outstanding ordinary shares pursuant to Section 13(d) and 13(g) of the Exchange Act is no longer complete or accurate.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Beneficially Owned	Approximate Percentage of Class	Beneficially Owned	Approximate Percentage of Class
5% shareholders
TKB Sponsor I, LLC(2)	1,437,500	18.4	-	-%
CR Financial Holdings, Inc.	2,091,562	26.8	36,375	48.5%
Directors and Executive Officers
Byron Roth	2,091,562	26.8	36,375	48.5
John Lipman	1,175,667	15.1	20,447	27.3
Gordon Roth	2,091,562	26.8	36,375	48.5
Rick Hartfiel	118,592	1.5	2,062	2.7
Aaron Gurewitz	-	-	-	-
Joseph Tonnos	-	-	-	-
Ryan Hultstrand	118,592	1.5	2,062	2.7
Matthew Day	-	-	-	-
Adam Rothstein	43,125	*	750	1.0
Sam Chawla	43,125	*	750	1.0
Christopher Bradley	43,125	*	750	1.0
All directors and executive officers as a group (11 individuals)	3,633,788	46.6	63,196	84.3%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141.
(2)	The address for TKB Sponsor I, LLC is 400 Continental Boulevard, Suite 600, El Segundo, CA 90245.

Our officers and directors beneficially own 47.0% of our issued and outstanding ordinary shares and have the right to elect all of our directors prior to our initial business combination as a result of holding 84.3% of the Class B ordinary shares. In addition, because of its ownership block, our sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Articles of Association and approval of significant corporate transactions.

OTHER MATTERS

Shareholder Proposals

No business may be transacted at an annual general meeting, including an extraordinary general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Articles of Association.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of our IPO, we believe that there have been no delinquent filers other than as previously disclosed in the Company’s SEC filings.

Fiscal Year 2022 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2022, are included in our annual report on Form 10-K, filed with the SEC on April 4, 2023 and a Form10-K/A filed on April 14, 2023. This proxy statement and our annual report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Roth CH Acquisition Co., 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141.

Delivery Of Documents To Shareholders

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 2340 Collins Avenue, Suite 402, Miami Beach, FL 33141 or (949) 720-7133, to inform us of their request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the initial business combination or the proposals to be presented at the general meeting, you should contact the Company at the following address and telephone number:

Roth CH Acquisition Co.
2340 Collins Avenue, Suite 402
Miami Beach, FL33141
(949) 720-7133

If you are a shareholder of the Company and would like to request documents, please do so by March 9, 2023 (one week prior to the general meeting), in order to receive them before the general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

*     *     *

The board does not know of any other matters to be presented at the general meeting. If any additional matters are properly presented at the general meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the general meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
November 30, 2023

Annex A

FORM OF AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION OF ROTH CH ACQUISITION CO.

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the first sentence of Article 49.7 and replacing it with the following:

The Company may, without a shareholder vote, elect to extend the date to consummate a Business Combination on a monthly basis for one month each time until up to 36 months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) will lend the Company, and the Company will deposit into the Trust Account, for each extension, the lesser of (a) $30,000 or (b) $0.02 for each Public Share then outstanding.”

Annex A-1

Annex B

FORM OF TRUST AGREEMENT AMENDMENT

This Amendment No. 3 (this “Amendment”), dated as of [●], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Roth CH Acquisition Co. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 26, 2021, as amended on January 23, 2023 and June 28, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at an extraordinary general meeting of the Company’s shareholders held on June 28, 2023 (the “June Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s amended and restated memorandum and articles of association giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”), monthly up to 16 times, from June 29, 2023 up to October 29, 2024, provided that the Sponsor or its designee deposit into the Trust Account, for each monthly extension, an amount equal to the lesser of (x) $60,000 or (y) $0.03 per public share multiplied by the number of public shares outstanding (the “Monthly Deposit”), for an aggregate deposit of up to $960,000 if all monthly extensions are exercised, and (ii) a proposal to amend the Trust Agreement to make a corresponding change.

WHEREAS, at an extraordinary general meeting of the Company’s shareholders held on December 15, 2023 (the “November Extraordinary General Meeting”), the Company’s shareholders approved a further amendment to reduce the Monthly Deposit for future monthly extensions to the lesser of (x) $30,000 or (y) $0.02 per public share multiplied by the number of public shares outstanding and a proposal to amend the Trust Agreement to make a corresponding change.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Co-Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by the later of (A) June 29, 2023, provided that the Company may extend such date, monthly, up to 36 months after the closing of the IPO (“Closing”) provided that the Sponsor or its designee deposits the Monthly Deposit into the Trust Account, or (B) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders.

2. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

Annex B-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

ROTH CH ACQUISITION CO.

By:
Name:
Title:

Annex B-2

Annex C

FORM OF NTA AMENDMENT

RESOLVED, as a special resolution, that, Article 49.2(b) of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases”.

RESOLVED, as a special resolution, that, Article 49.4 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, such Business Combination”.

RESOLVED, as a special resolution, that, Article 49.5 of the Amended and Restated Memorandum of Association and Articles of Association of the Company be amended by the deletion of the words “The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

Annex C-1

FORM OF PROXY CARD — NOT FOR USE
ROTH CH ACQUISITION CO.
PROXY FOR THE EXTRAORDINARY MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on December 15, 2023:

The undersigned hereby appoints each of Byron Roth and John Lipman, or the Chairperson of the general meeting as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “Special Meeting”) of Roth CH Acquisition Co. (the “Company”), to be held via teleconference as described in the Proxy Statement on December 15, 2023 at 9:30 a.m., Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated November 30, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

Proposal No. 1 — The Extension Amendment Proposal — as a special resolution, to amend the Company’s Articles of Association to reduce the required monthly deposit to be made into the trust account in connection with the 10 remaining one-month extensions from $60,000 to the lesser of (a) $0.02 per public share outstanding and (b) $30,000.

For ☐	Against ☐	Abstain ☐

Proposal No. 2 — The Trust Agreement Amendment Proposal — to amend the Company’s investment management trust agreement, dated as of October 26, 2021, as amended, to the reduce the required monthly deposit in connection with the 10 remaining one-month extensions from $60,000 to the lesser of (a) $0.02 per public share outstanding and (b) $30,000.

For ☐	Against ☐	Abstain ☐

Proposal No. 3 — The Net Tangible Assets Amendment Proposal — as a special resolution, to amend the Company’s Articles of Association to remove the net tangible asset requirement from the Articles of Association.

For ☐	Against ☐	Abstain ☐

Proposal No. 4 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals or as otherwise determined by the Chairman of the general meeting.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated: ___________________

Signature of Stockholder

PLEASE PRINT NAME